GOING CONCERN	12 Months Ended
Jan. 31, 2020
GOING CONCERN
GOING CONCERN

2.  GOING CONCERN

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern and will continue to conduct operations for the foreseeable future and realize assets and discharge liabilities in the ordinary course of operations. As of January 31, 2020, the Company had cash and cash equivalents of $0.7 million and working capital deficit of $0.7 million.

The Company has incurred recurring losses and negative cash flows from operations since inception and has funded its operating losses through the sale of common stock, preferred stock, warrants to purchase common stock and the issuance of notes. The Company incurred a net loss of $9.7 million and $17.3 million for the years ended January 31, 2020 and 2019, respectively, and had an accumulated deficit of $88.2 million as of January 31, 2020.

The Company has a limited operating history and its prospects are subject to risks, expenses and uncertainties frequently encountered by companies in its industry. The Company will require significant additional financing in the future. If the Merger is not consummated, it will likely be required to wind-down and dissolve as a company and would be required to pay all its debts and contractual obligations and set aside certain reserves for potential future claims. While the Company will also attempt to consummate a financing to allow it to continue as a going concern, based on its recent strategic process, it does not believe that it will be able to consummate a financing on reasonable terms sufficient to obtain such additional financial resources. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The consolidated financial statements do not contain any adjustments that might result from the resolution of any of the above uncertainties.